UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     December 16, 2004
                                                --------------------------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)




        New York                333-118975-01                    13-3789046
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(State or other jurisdiction     (Commission                    (IRS Employer
      of incorporation)          File Number)                Identification No.)


               270 Park Avenue
               New York, New York                              10167
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               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
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         (Former name or former address, if changed since last report.)

Item 8.01. Other Events.

            Attached as Exhibit 99 are Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc. and Nomura Securities International, Inc. (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2004-C3 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-118975) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99) Computational Materials prepared by J.P. Morgan Securities Inc. and Nomura Securities
                                          International, Inc. in
                                          connection with the J.P. Morgan
                                          Chase Commercial Mortgage
                                          Securities Corp., Commercial
                                          Mortgage Pass-Through
                                          Certificates, Series 2004-C3

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 22, 2004


                                    J.P. MORGAN CHASE COMMERCIAL
                                    MORTGAGE SECURITIES CORP.



                                    By:    /s/ Mark Levine
                                       -----------------------------------------
                                       Name:   Mark Levine
                                       Title:  Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99)                    Computational Materials prepared                E
                        by J.P. Morgan Securities Inc.
                        and Nomura Securities
                        International, Inc. in
                        connection with the J.P. Morgan
                        Chase Commercial Mortgage
                        Securities Corp., Commercial
                        Mortgage Pass-Through
                        Certificates, Series 2004-C3